Exhibit 99.1

Independent Auditor's Report

Board of Directors

Siren Group AG

Churerstrasse 47

8808 Pfäffikon SZ

Opinion

We have audited the consolidated financial statements of Siren Group AG and its subsidiary (the Company), which comprise the consolidated balance sheet as of December 31, 2024, and the related consolidated income statement, and statement of cash flow for the year then ended, and the related notes to the consolidated financial statements.

In our opinion, the accompanying consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2024, and the results of its operations and its cash flows for the year then ended in accordance with Swiss Law and the consolidation and valuation principles set out in the notes.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor's Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our unmodified audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with Swiss Law and the consolidation and valuation principles set out in the notes, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the consolidated financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern within one year after the date that the consolidated financial statements are available to be issued.

Auditor's Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the consolidated financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor's report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the consolidated financial statements.

In performing an audit in accordance with GAAS, we:

•
Exercise professional judgment and maintain professional skepticism throughout the audit.
•
Identify and assess the risks of material misstatement of the consolidated financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements.
•
Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.

•
Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the consolidated financial statements.
•
Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Zurich, December 27, 2025

BDO Ltd

/s/Christoph Tschumi /s/ppa. Eva Waldmeier

SIREN GROUP AG, 8808 Pfäffikon and its subsidiary

Consolidated Balance Sheet in USD

	Notes	31/12/2024
Assets

Cash		$13,125,112
Trade accounts receivables		5,464,605
Other short-term receivables		236,935
Prepaid expense and accrued income		2,295,430
Total current assets		21,122,082

Long-term receivables to shareholders		9,107
Intangible assets		8,643,337
Total non-current assets		8,652,444
Total assets		$29,774,526

Liabilities and Stockholders' Equity	2

Trade accounts payable		$2,036,975
Other current liabilities		12,943
Other short-term liabilities		37,943
Short-term provisions for income tax		899,794
Accrued expense and deferred income		6,565,476
Total short-term liabilities		9,553,131

Total long-term liabilities		—
Total liabilities		9,553,131

Share capital	2.1	104,330
Participation capital	2.2	30,470
Legal retained earnings		67,019
Treasury shares		(3,025,973)
Treasury participation certificates		(1,213,429)
Voluntary retained earnings
Result carried forward		8,434,329
Result current year		15,824,649

Total stockholders' equity		20,221,395

Total liabilities and stockholders' equity		$29,774,526

SIREN GROUP AG, 8808 Pfäffikon and its subsidiary

Consolidated Income Statement in USD

	Notes	2024
Net revenue from services		$114,380,961
Other income		30,223
Total operating income		114,411,184

Direct services expense		(87,623,740)
Personnel expenses		(5,250,949)
Other operating expenses		(2,212,794)
Depreciation and valuation adjustments on fixed assets		(1,456,133)
Operating result		17,867,568

Financial expense		(483,620)
Financial income		810,074
Profit before taxes		18,194,022

Direct taxes		(2,369,373)
Net profit		$15,824,649

SIREN GROUP AG, 8808 Pfäffikon and its subsidiary

Consolidated Statement of Cash Flow in USD

2024
Profit for the year	$15,824,649
Depreciation and valuation adjustments on fixed assets	1,456,133
Changes in trade accounts receivables	(907,890)
Changes in other current receivables, accrued income and prepaid expenses	(1,477,671)
Changes in trade accounts payables	(275,497)
Changes in other short-term liabilities, deferred income and accrued expenses	1,603,396
Other non-cash income/expenses	—
Cash flow from operating activities	16,223,120

Proceeds from repayment of long-term receivables	17,918
Acquisition of intangible assets	(6,724,613)
Acquisition of investments	—
Proceed from sale of investments	—
Cash flow from investing activities	(6,706,695)

Distribution of profits to shareholders (dividends)	(14,492,754)
Acquisition of treasury shares and participation certificates	—
Proceeds from sale of treasury shares and treasury participation certificates	58,570
Cash flow from financing activities	(14,434,184)

Change in cash and cash equivalents	(4,917,759)

Cash and cash equivalents at the beginning of the financial year	18,042,871
Foreign exchange differences on cash	—
Cash and cash equivalents at the end of the year	13,125,112
Change in cash and cash equivalents	(4,917,759)

SIREN GROUP AG, 8808 Pfäffikon and its subsidiary

Notes

1. Principles

1.1 General aspects

Siren Group AG was founded on the 23rd August 2016 (entry in the register of commerce). These consolidated financial statements were prepared according to the provision of the Swiss Law. The accompanying financial statements are presented on a consolidated basis including the accounts of Siren Group AG and its subsidiary, Siren Group USA, Inc. (together "the Company"). Where not prescribed by law, the significant accounting and valuation principles applied are described below. It should be noted that to ensure the company's going concern, the Company's financial statements may be influenced by the creation and release of hidden reserves. All material intercompany balances, transactions, income, and expenses have been eliminated in consolidation. The consolidated financial statements have been prepared in accordance with Swiss law.

1.2 Accounting and financial reporting in functional currency (USD)

The accounting and financial reporting are kept in US Dollar, which is defined as the business significant currency (functional currency).

1.3 Accounting policy disclosures

Going concern: the financial statements have been prepared on a going concern basis, as the Board of Directors has no intention or necessity to liquidate the Company or to curtail materially the scale of its operations.

Use of estimates: the preparation of financial statements in conformity with Swiss Law requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income and expenses. Actual results may differ from these estimates.

Intangible assets: intangible assets are recognised at cost of development less accumulated amortisation and impairment losses. They are amortised on a straight-line basis over their estimated useful life of 5 years.

Trade accounts receivables: Trade accounts receivable are stated at nominal value less allowances for doubtful accounts. Allowances are established based on an assessment of the creditworthiness of customers and the ageing of receivables.

Revenue recognition: revenue is recognized in accordance with Swiss Law when it is probable that economic benefits will flow to the Company and the amount of revenue can be reliably measured. Revenue is recognised either when the lead is generated or for some customers, when the appointment is generated (i.e. when the Company call center books the appointment). A small number of contractors are on revenue share agreements - revenue is recognised as a % of the final sale price. This revenue is accrued monthly based on an estimate and trued up post month end using disposition reports received from the contractors at the start of the following month. Revenue associated with these agreements is minimal.

Treasury shares: Treasury shares are recognized as a deduction from equity at acquisition cost. Treasury shares do not carry voting rights and are not entitled to dividends. Should treasury shares be used for share-based payment programs, the difference between the fair value and any consideration paid by the recipient at the time of grant is recognised as personnel expenses.

Treasury participation certificates: Treasury participation certificates are accounted for analogously to treasury shares and are recognized as a reduction of equity at acquisition cost. Treasury participation certificates held by the Company do not carry dividend or voting rights. Should treasury participation certificates be used for share-based payment programs, the difference between the fair value and any consideration paid by the recipient at the time of grant is recognised as personnel expenses.

Lease: leasing and rental contracts are recognized based on legal ownership. Therefore, any leasing or rental expenses are recognized as expenses in the period they are incurred; however, the leased or rented objects themselves are not recognized in the balance sheet.

Pension: the Company records its contribution to the pension plan in personnel expenses.

2. Information on consolidated balance sheet and income statement items

2.1 Share capital

Consisting of 102,109 shares at nominal CHF 1.-.

2024
Treasury Shares at the beginning of the year	6,768
Acquisition of Treasury Shares	—
Sale of Treasury Shares	—
Treasury Shares at the end of the year	6,768

2.2 Participation capital

Consisting of 29,870 shares at nominal CHF 1.-.

2024
Treasury Participation certificates at the beginning of the year	2,845
Acquisition of Treasury Participation certificates	—
Sale of Treasury Participation certificates	(131)
Treasury Participation certificates at the end of the year	2,714

3. Other information

3.1 Cash used to pledge own liabilities, as well as retention of title

Cash of USD 257,100 is pledged (prior year USD 257,100)

3.2 Stock Options

In 2023, the Company Board resolved to issue a Stock Option Plan with the purpose of attracting and retaining selected individuals to serve as officers, employees, directors, consultants, and to encourage them to promote the sustainable success of the business of the Company.

2024
Stock Options at the beginning of the year	264
Stock Option Grants	15
Vesting of Stock Options	—
Stock Options at the end of the year	279

3.3 Other disclosures

Related party transactions: other than routine current account transactions with the Company's principal shareholders, no related party transactions were entered into during the reporting period.

Commitments and contingencies: as of the balance sheet date, the Company is not aware of any off-balance-sheet commitments or contingencies.

Subsequent events: Subsequent to the reporting date, on 1 December 2025, the Company entered into an agreement for the sale of its shares to QuinStreet, a corporation listed on a U.S. stock exchange.

SIREN GROUP AG, 8808 Pfäffikon and its subsidiary

Interim Consolidated Balance Sheet in USD

(Unaudited)

	Notes	9/30/2025
Assets

Cash		$11,138,290
Trade accounts receivables		6,700,163
Other short-term receivables		713,304
Prepaid expense and accrued income		2,199,872
Total current assets		20,751,629

Long-term receivables to shareholders		—
Intangible assets		11,780,411
Total non-current assets		11,780,411
Total assets		$32,532,040

Liabilities and Stockholders' Equity	2

Trade accounts payable		$4,462,655
Other current liabilities		240,674
Other short-term liabilities		—
Short-term provisions for income tax		1,875,394
Accrued expense and deferred income		9,156,632
Total short-term liabilities		15,735,355

Total long-term liabilities		—
Total liabilities		15,735,355

Share capital	2.1	104,330
Participation capital	2.2	30,470
Legal retained earnings		67,019
Treasury shares		(2,667,331)
Treasury participation certificates		(1,213,429)
Voluntary retained earnings
Result carried forward		6,623,275
Net profit for the period		13,852,351

Total stockholders' equity		16,796,685

Total liabilities and stockholders' equity		$32,532,040

SIREN GROUP AG, 8808 Pfäffikon and its subsidiary

Interim Consolidated Income Statement in USD

(Unaudited)

	Notes	Nine months period ended September 30, 2025
Net revenue from services		$112,487,532
Other income		—
Total operating income		112,487,532

Direct services expense		(84,408,989)
Personnel expenses		(6,267,865)
Other operating expenses		(3,939,199)
Depreciation and valuation adjustments on fixed assets		(2,008,791)
Operating result		15,862,688

Financial expense		(263,670)
Financial income		531,308
Profit before taxes		16,130,326

Direct taxes		(2,277,975)
Net profit for the period		$13,852,351

SIREN GROUP AG, 8808 Pfäffikon and its subsidiary

Interim Consolidated Statement of Cash Flow in USD

(Unaudited)

Nine months period ended September 30, 2025
Net profit for the period	$13,852,351
Depreciation and valuation adjustments on fixed assets	2,008,791
Changes in trade accounts receivables	(1,235,558)
Changes in other current receivables, accrued income and prepaid expenses	(381,005)
Changes in trade accounts payables	2,425,680
Changes in other short-term liabilities, deferred income and accrued expenses	3,765,845
Other non-cash income/expenses	158,347
Cash flow from operating activities	20,594,451

Proceeds from repayment of long-term receivables	—
Acquisition of intangible assets	(5,145,865)
Acquisition of investments	—
Proceed from sale of investments	—
Cash flow from investing activities	(5,145,865)

Distribution of profits to shareholders (dividends)	(17,635,703)
Acquisition of treasury shares and participation certificates	(82,496)
Proceeds from sale of treasury shares and treasury participation certificates	282,791
Cash flow from financing activities	(17,435,408)

Change in cash and cash equivalents	(1,986,822)

Cash and cash equivalents at the beginning of the period	13,125,112
Foreign exchange differences on cash	—
Cash and cash equivalents at the end of the period	11,138,290
Change in cash and cash equivalents	(1,986,822)

SIREN GROUP AG, 8808 Pfäffikon and its subsidiary

(Unaudited)

Notes

1. Principles

1.1 General aspects

Siren Group AG was founded on the 23rd August 2016 (entry in the register of commerce). These consolidated financial statements were prepared according to the provision of the Swiss Law. The accompanying interim financial statements are presented on a consolidated basis including the accounts of Siren Group AG and its subsidiary, Siren Group USA, Inc. (together "the Company"). Where not prescribed by law, the significant accounting and valuation principles applied are described below. It should be noted that to ensure the company's going concern, the Company's financial statements may be influenced by the creation and release of hidden reserves. All material intercompany balances, transactions, income, and expenses have been eliminated in consolidation. The consolidated financial statements have been prepared in accordance with Swiss law.

1.2 Accounting and financial reporting in functional currency (USD)

The accounting and financial reporting are kept in US Dollar, which is defined as the business significant currency (functional currency).

1.3 Accounting policy disclosures

Going concern: the financial statements have been prepared on a going concern basis, as the Board of Directors has no intention or necessity to liquidate the Company or to curtail materially the scale of its operations.

Use of estimates: the preparation of financial statements in conformity with Swiss Law requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income and expenses. Actual results may differ from these estimates.

Intangible assets: intangible assets are recognised at cost of development less accumulated amortisation and impairment losses. They are amortised on a straight-line basis over their estimated useful life of 5 years.

Trade accounts receivables: Trade accounts receivable are stated at nominal value less allowances for doubtful accounts. Allowances are established based on an assessment of the creditworthiness of customers and the ageing of receivables.

Revenue recognition: revenue is recognized in accordance with Swiss Law when it is probable that economic benefits will flow to the Company and the amount of revenue can be reliably measured. Revenue is recognised either when the lead is generated or for some customers, when the appointment is generated (i.e. when the Company call center books the appointment). A small number of contractors are on revenue share agreements - revenue is recognised as a % of the final sale price. This revenue is accrued monthly based on an estimate and trued up post month end using disposition reports received from the contractors at the start of the following month. Revenue associated with these agreements is minimal.

Treasury shares: Treasury shares are recognized as a deduction from equity at acquisition cost. Treasury shares do not carry voting rights and are not entitled to dividends. Should treasury shares be used for share-based payment programs, the difference between the fair value and any consideration paid by the recipient at the time of grant is recognised as personnel expenses.

Treasury participation certificates: Treasury participation certificates are accounted for analogously to treasury shares and are recognized as a reduction of equity at acquisition cost. Treasury participation certificates held by the Company do not carry dividend or voting rights. Should treasury participation certificates be used for share-based payment programs, the difference between the fair value and any consideration paid by the recipient at the time of grant is recognised as personnel expenses.

Lease: leasing and rental contracts are recognized based on legal ownership. Therefore, any leasing or rental expenses are recognized as expenses in the period they are incurred; however, the leased or rented objects themselves are not recognized in the balance sheet.

Pension: the Company records its contribution to the pension plan in personnel expenses.

2. Information on consolidated balance sheet and income statement items

2.1 Share capital

Consisting of 102,109 shares at nominal CHF 1.-.

Nine months period ended September 30, 2025
Treasury Shares at the beginning of the period	6,768
Acquisition of Treasury Shares	84
Sale of Treasury Shares	(159)
Treasury Shares at the end of the period	6,693

2.2 Participation capital

Consisting of 29,870 shares at nominal CHF 1.-.

Nine months period ended September 30, 2025
Treasury Participation certificates at the beginning of the period	2,714
Acquisition of Treasury Participation certificates	84
Sale of Treasury Participation certificates	(532)
Treasury Participation certificates at the end of the period	2,266

3. Other information

3.1 Cash used to pledge own liabilities, as well as retention of title

Cash of USD 257,100 is pledged

3.2 Stock Options

In 2023, the Company Board resolved to issue a Stock Option Plan with the purpose of attracting and retaining selected individuals to serve as officers, employees, directors, consultants, and to encourage them to promote the sustainable success of the business of the Company.

Nine months period ended September 30, 2025
Stock Options at the beginning of the period	279
Stock Option Grants	30
Vesting of Stock Options	(274)
Stock Options at the end of the period	35

3.3 Other disclosures

Related party transactions: other than routine current account transactions with the Company's principal shareholders, no related party transactions were entered into during the reporting period.

Commitments and contingencies: as of the balance sheet date, the Company is not aware of any off-balance-sheet commitments or contingencies.

Subsequent events: Subsequent to the reporting date, on 1 December 2025, the Company entered into an agreement for the sale of its shares to QuinStreet, a corporation listed on a U.S. stock exchange.

EXPLANATORY NOTE

These consolidated financial statements have been prepared in accordance with Swiss law and the consolidation and valuation principles set out in the notes.

The following is a narrative summary of material differences regarding the form, content and accounting principles that exist between the Swiss law regulations and accounting principles generally accepted in the United States of America (U.S. GAAP).

The income statement under Swiss law has been prepared using the type-of-expenditure format. Income and expense items are disclosed according to their type, irrespective of where they are incurred, and include the complete period expenses instead of cost of sales. Assets on the balance sheet are shown according to decreasing liquidity, i.e. highly liquid assets are shown on top of the balance sheet whereas fixed assets are shown on the bottom of the balance sheet. The same reporting principle applies to liabilities and equity.

Under Swiss law the Company is not obliged to present equity reconciliation statements. Also, the Company is only required to report limited disclosures in the notes to financial statements. Compared to requirements under U.S. GAAP, information in the Swiss law notes to financial statements are less detailed.

The following is a narrative summary of material accounting differences between Swiss law and U.S. GAAP:

•
Capitalization of internally developed software: Under Swiss law, capitalization of internally developed software is generally broader, with development expenditures more frequently capitalized when the project’s feasibility and future economic benefit are supportable. In contrast, U.S. GAAP applies more prescriptive criteria for internal use software, requiring expense of preliminary project and post-implementation activities and allowing capitalization only for qualifying application development stage costs once specific conditions are met. As a result, entities typically recognize higher capitalized software balances under Swiss law than under U.S. GAAP, with a corresponding reduction to period expense.
•
Deferred Taxation: Under Swiss law, there is no difference between tax and accounting basis. Therefore, Swiss law only requires current taxes to be recorded as there are no deferred taxes. Under U.S. GAAP, deferred tax liabilities and assets are based on the differences between the tax and accounting basis of assets and liabilities. Therefore, U.S. GAAP deferred tax accounting is more comprehensive than under Swiss law, with a valuation allowance recorded against deferred tax assets if they are not more-likely-than-not to be fully realized.